Prospectus Supplement May 1, 2025

For the following funds with the most recent prospectuses (each as supplemented to date):

American Funds® Global Balanced Fund American Funds® Global Insight Fund

1. The fourth paragraph under the “Principal investment strategies” section of the American Funds Global Balanced Fund statutory prospectus is amended to read as follows:

The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower.

2. The first paragraph under the “Principal investment strategies” section of the American Funds Global Insight Fund statutory prospectus is amended to read as follows:

The fund invests primarily in common stocks around the world that the investment adviser believes have the potential for growth, many of which have the potential to pay dividends. Under normal market conditions, the fund will invest at least 80% of its assets in equity-type securities. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI World Index represented by companies outside the United States minus 5%, whichever is lower. The fund may invest up to 10% of its assets in emerging markets.

3. The fourth paragraph under the “Investment objectives, strategies and risks” section of the American Funds Global Balanced Fund statutory prospectus is amended to read as follows:

Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower.

4. The second paragraph under the “Investment objective, strategies and risks” section of the American Funds Global Insight Fund statutory prospectus is amended to read as follows:

The fund invests primarily in common stocks around the world that the investment adviser believes have the potential for growth, many of which have the potential to pay dividends. Under normal market conditions, the fund will invest at least 80% of its assets in equity-type securities, which may include depositary receipts representing ownership in common stock. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI World Index represented by companies outside the United States minus 5%, whichever is lower. The fund may invest up to 10% of its assets in emerging markets.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-607-0525P CGD/AFD/10039-S108522

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	JENNIFER L. BUTLER
JENNIFER L. BUTLER
SECRETARY

Statement of Additional Information Supplement May 1, 2025

For the most recent statement of additional information of the following funds:

American Funds® Global Balanced Fund American Funds® Global Insight Fund American Funds® U.S. Small and Mid Cap Equity Fund

1. The second bullet point under the “Certain investment limitations and guidelines” section of the American Funds Global Balanced Fund statement of additional information is amended in its entirety to read as follows:

•	Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower. As a result, the fund’s investments outside the United States may represent less than 40% of its net assets (for example, if the percentage of the MSCI All Country World Index represented by companies outside the United States is 40%, the fund would invest at least 35% of its net assets outside the United States under normal market conditions). The fund’s ability to invest outside the United States includes investing in emerging markets.

2. The second bullet point under the “Certain investment limitations and guidelines” section of the American Funds Global Insight Fund statement of additional information is amended to read as follows:

•	The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI World Index represented by companies outside the United States minus 5%, whichever is lower. The fund may invest up to 10% of its net assets in emerging markets. As a result, the fund’s investments outside the United States may represent less than 40% of its net assets (for example, if the percentage of the MSCI World Index represented by companies outside the United States is 40%, the fund would invest at least 35% of its net assets outside the United States under normal market conditions).

3. The first paragraph under the heading “Cash minimization” in the “Certain investment limitations and guidelines” section of the American Funds U.S. Small and Mid Cap Equity Fund statement of additional information is amended to read as follows:

Cash minimization

The fund will generally hold no more than 5% of its net assets in cash and cash equivalents. However, the fund may temporarily exceed this threshold (for example, to accommodate cash inflows and redemptions).

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-608-0525O CGD/10149-S108523